A NASDAQ Traded Company - Symbol HBNC

Outline
•
Industry Challenges
•
Horizon’s Financial Results
•
Horizon’s Key Objectives
•
Horizon’s Business Model
–
Be Horizon
–
Customer Satisfaction

Industry Challenges
•
Flat Yield Curve
•
Asset Quality
•
Residential Real Estate
–
Decline in Real Estate Volume
–
Depreciation in Property Values
–
Subprime Lending

       2007 Year to Date Returns
                             Through April 30, 2007

Financial Results

How Do Banks Make Money
Interest Income
Revenue
Fee Income

Avoid Mistakes
Charge-offs / Losses
Interest Expense
Attract Deposits
Salary & Benefits
Invest In Team / Advisors
Operating Expenses
Invest In the Team’s Needs
Tax Expense
Pay Uncle Sam
EPS
Net Income

CAGR = 13.43%
Growth in Average Assets

2006
2003
Average Loan Mix

Source: FDIC Uniform Bank
Performance Report

                            Net Income
CAGR = 10.20%

Key Strategies for 2007
•
Increase Fee Income
•
Improve Management of Net Interest Margin
•
Add New Revenue Streams
•
De Novo Branching

Increase Fee Income
•
Trust Growth
–
Employee Stock Ownership Plans
–
Employee Benefits
–
Core Assets Under Management
–
Management Change
•
Deposit Service Charges
•
Gain on Sale of Mortgage Loans

Improve Net Interest Margin
•
Third Party Consultant – Vining Sparks
•
Implement Hedging Strategies
•
Core Deposit Growth

New Revenue Streams
•
People First - Location Second
•
Pursue Opportunities
•
Wholesale Lending
•
Indirect Lending
–
Chicago
–
Northern Indiana
–
Southwest Michigan
–
Sell majority of out of market production

      Current Locations

                 Stock Performance – 5 Years

Be Horizon
Commitment to Service Quality
Thomas H. Edwards
Executive Vice President

Be Horizon
Commitment to Service Quality
2000
•
Tag-line - Exceptional Service, Sensible Advice
•
Company Values
2003
•
Be Horizon
2004
•
Through the Lens of the Customer
•
Service Philosophy
•
Service Standards

Be Horizon
Commitment to Service Quality
2005
•
Service Plus Skills
2006
•
Sales Plus Skills
2007
•
Referral Plus Skills
•
Sensible Advice

Be Horizon
Service Quality Pyramid

Be Horizon
Service Quality Pyramid

Be Horizon
Service Quality Pyramid

Be Horizon
Service Quality Pyramid

Be Horizon
Service Quality Pyramid

Be Horizon
Service Quality Pyramid

HORIZON BANK
CUSTOMER SERVICE SURVEY
RESULTS AND ANALYSIS

JANUARY 11, 2007

 Stratus Group Consultants, Inc.
Lee A. Gill, J.D., CEO
Greg Ladewski, Esq., COO

TOTAL SURVEY RESPONSES

TOTAL SURVEY RESPONSES

TOTAL SURVEY RESPONSES

TOTAL SURVEY RESPONSES

TOTAL SURVEY RESPONSES

TOTAL SURVEY RESPONSES

TOTAL SURVEY RESPONSES

TOTAL SURVEY RESPONSES

A NASDAQ Traded Company - Symbol HBNC

HORIZON
BANCORP

# Forward-Looking Statements

This presentation may contain forward-looking statements regarding financial performance, business prospects, growth and operating strategies. For these statements, Horizon claims the protection of the safe harbor for forward-looking statements contained in the Private Securities Litigation Reform Act of 1995.

HORIZON

# Yield Curve



7.0%
6.5%
6.0%
5.5%
5.0%
4.5%
4.0%
1.07%
-0.27%
3 month
6 month
2 year
3 year
5 year
10 year
30 year
31-Jan-07
31-Jan-97

HORIZON


6.00%
4.00%
2.00%
0.00%
-2.00%
-4.00%
-6.00%
-8.00%
-10.00%
-12.00%
-1.57%
-2.59%
-8.50%
-6.28%
-11.27%
4.55%
Horizon Bancorp
S&P Banking Index
Americas Community Bankers - Index
NASDAQ Index - Banks
36 Midwest Banks
NASDAQ Composite Index

HORIZON


$1,200,000
$1,100,000
$1,000,000
$900,000
$800,000
$700,000
$600,000
$500,000
$400,000
$300,000
$200,000
In Thousands (000's)
$359,751
$416,154
$525,804
$531,776
$587,946
$720,130
$757,443
$818,484
$1,012,757
$1,118,105
1997
1998
1999
2000
2001
2002
2003
2004
2005
2006

HORIZON


Mortgage
14%
Warehousing
43%
Installment
18%
Commercial
25%


Warehousing
13%
Mortgage
28%
Commercial
28%
Installment
31%

# Net Interest Margin



3.75%
3.25%
2.75%
3.59%
3.59%
3.57%
3.27%
3.21%
3.44%
3.43%
3.31%
3.25%
3.22%
3.37%
3.23%
3.19%
3.11%
2.97%
2.97%
03Q1
03Q2
03Q3
03Q4
04Q1
04Q2
04Q3
04Q4
05Q1
05Q2
05Q3
05Q4
06Q1
06Q2
06Q3
06Q4

HORIZON

# Net Charge Off Trends


$1,100
$1,000
$900
$800
$700
$600
$500
$400
0.45%
0.40%
0.35%
0.30%
0.25%
0.20%
0.15%
0.10%
0.05%
0.00%
$1,058
$915
$864
$480
$898
$780
$696
$706
$903
$535
1997
1998
1999
2000
2001
2002
2003
2004
2005
2006
Net charge offs
As a Percentage of 1%

# Net Loan Losses to Average Loans as a Percentage of 1%


0.25
0.20
0.15
0.10
0.05
0.00
0.24
0.23
0.16
0.14
0.14
0.17
0.14
0.16
0.13
0.07
2002
2003
2004
2005
2006
Horizon Bank
Peer

HORIZON

# Non Interest Expense



$35
$30
$25
$20
$15
$10
In Millions
4.00%
3.80%
3.60%
3.40%
3.20%
3.00%
2.80%
2.60%
2.40%
2.20%
2.00%
3.49%
3.90%
3.63%
3.27%
3.14%
2.86%
2.62%
2000
2001
2002
2003
2004
2005
2006
Actual Expense
Percent of Assets

HORIZON



In Millions
$8.0
$7.5
$7.0
$6.5
$6.0
$5.5
$5.0
$4.5
$4.0
$3.5
$3.0
$3.8
$4.1
$5.5
$6.5
$6.9
$7.1
$7.5
2000
2001
2002
2003
2004
2005
2006

HORIZON

# Stock Price & EPS



$30.00
$25.00
$20.00
$15.00
$10.00
$5.00
$-
$2.50
$2.00
$1.50
$1.00
$0.50
$-
$0.30
$0.26
$0.90
$1.15
$0.54
$0.35
$(0.12)
$1.23
$1.39
$1.85
$2.10
2.22
2.25
$2.33
Dec-93
Dec-94
Dec-95
Dec-96
Dec-97
Dec-98
Dec-99
Dec-00
Dec-01
Dec-02
Dec-03
Dec-04
Dec-05
Dec-06
Year-End
Stock Price (LHS)
EPS Fully Diluted (RHS)

HORIZON

HORIZON


Racine County
Walworth County
Kenosha County
McHenry County
Lake County
Ottawa County
Kent County
Allegan County
Barry County
Eaton County
Van Buren County
Kalamazoo County
Calhoun County
Berrien County
Cass County
St. Joseph County
Branch County
Cook County
Chicago city
Kendall County
Will County
Grundy County
Kankakee County
Livingston County
Lake County
La Porte County
St Joseph County
Elkhart County
LaGrange County
Steuben County
Noble County
De Kalb County
Marshall County
Starke County
Kosciusko County
Whitley County
Allen County
Jasper County
Pulaski County
Fulton County


5 Year
04/30/07
260
250
240
230
220
210
200
190
180
170
160
150
140
130
120
110
100
90
80
70
60
50
40
30
20
10
Jul Oct 03 Apr Jul Oct 04 Apr Jul Oct 05 Apr Jul Oct 06 Apr Jul Oct 07 Apr
EDGAR Online
HBNC BANK SPX

HORIZON

LOCAL


PRODUCTS
LOCAL


EXCEPTIONAL SERVICE
PRODUCTS
LOCAL

HORIZON


SENSIBLE ADVICE
EXCEPTIONAL SERVICE
PRODUCTS
LOCAL

HORIZON


ANTICIPATE NEEDS
SENSIBLE ADVICE
EXCEPTIONAL SERVICE
PRODUCTS
LOCAL


LIFE-LONG RELATIONSHIPS
ANTICIPATE NEEDS
SENSIBLE ADVICE
EXCEPTIONAL SERVICE
PRODUCTS
LOCAL

HORIZON

| Are we courteous and friendly? | | Response Percent | Response Total |
|---|---|---|---|
| Poor | | 0% | 5 |
| Could Be Better | | 0% | 5 |
| Satisfactory | | 2% | 34 |
| Good | | 15% | 226 |
| Excellent | | 82% | 1255 |
| | Total Responses | 1525 | |

HORIZON

| Do we greet you promptly? | | Response Percent | Response Total |
|---|---|---|---|
| Poor | | 1% | 10 |
| Could Be Better | | 1% | 13 |
| Satisfactory | | 5% | 79 |
| Good | | 19% | 296 |
| Excellent | | 74% | 1126 |
| | Total Responses | 1524 | |

HORIZON

| Do we handle your business accurately and efficiently? | | Response Percent | Response Total |
|---|---|---|---|
| Poor | | 0% | 5 |
| Could Be Better | | 1% | 9 |
| Satisfactory | | 4% | 58 |
| Good | | 19% | 289 |
| Excellent | | 76% | 1163 |
| | Total Responses | 1524 | |

HORIZON

| Do we explain our services and products clearly? | | Response Percent | Response Total |
|---|---|---|---|
| Poor | | 0% | 7 |
| Could Be Better | | 2% | 29 |
| Satisfactory | | 9% | 143 |
| Good | | 24% | 362 |
| Excellent | | 65% | 985 |
| | Total Responses | 1526 | |

HORIZON

| Do we offer options to meet your specific needs? | | Response Percent | Response Total |
|---|---|---|---|
| Poor | | 1% | 8 |
| Could Be Better | | 2% | 27 |
| Satisfactory | | 10% | 152 |
| Good | | 26% | 392 |
| Excellent | | 62% | 944 |
| | Total Responses | 1523 | |

| . Do we demonstrate that you are a valued customer? | | Response Percent | Response Total |
|---|---|---|---|
| Poor | | 1% | 15 |
| Could Be Better | | 2% | 29 |
| Satisfactory | | 7% | 113 |
| Good | | 21% | 321 |
| Excellent | | 69% | 1045 |
| | Total Responses | 1523 | |

HORIZON

| Overall, how would you rate the service you receive from Horizon Bank? | | Response Percent | Response Total |
|---|---|---|---|
| Poor | | 0% | 3 |
| Could Be Better | | 1% | 20 |
| Satisfactory | | 4% | 59 |
| Good | | 22% | 335 |
| Excellent | | 73% | 1104 |
| | Total Responses | 1521 | |

HORIZON

| Would you recommend us to your family, friends and business associates? | | Response Percent | Response Total |
|---|---|---|---|
| Yes | | 99% | 1501 |
| No | | 1% | 22 |
| | Total Responses | 1523 | |

HORIZON

www.accesshorizon.com

An independent survey revealed 9 of 10 Horizon customers would refer Horizon to their friends, family or business associates. We want to say THANK YOU! And, to show our appreciation, each time you make a referral that results in a new checking, savings or money market account, we'll pay you $10.*

9 out of 10 Would Refer a Friend

HORIZON℠ BANK

Simply follow the easy steps on the back of this coupon. *And, thank you for banking with Horizon!*

**Person referring another is required to be a Horizon Bank customer. Horizon employees and their immediate family are not eligible. All new account openings are subject to our normal approval process. Horizon reserves the rights to disqualify any referrals that we reasonably believe were not given to us in good faith.*

YES! I'm happy to refer you to Horizon Bank to open your new checking, savings or money market account. Please credit my account $10 when my referral opens their new account.

*Note to customer:* Be sure to use the same information listed on your account.

CUSTOMER NAME:

ADDRESS:

DAYTIME PHONE:

Please deposit the $10 into my Horizon Bank:
CHECKING / SAVINGS / MONEY MARKET

*Internal Use Only for new account opening:*

*New customer name:*

*New customer account #:*

*Account open date:*

*Referrers account #*

*Horizon Advisor (print name):*

HORIZON

HORIZON
BANCORP